Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO TCH Emerging Markets Bond Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

(each, a “Fund”)

Supplement dated October 26, 2016 to the Prospectus and each Summary Prospectus, each dated December 29, 2015, as supplemented

William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of each Fund. All members of the team share investment decision making responsibilities with respect to each Fund. Effective December 31, 2016, Mr. Habacht intends to retire from Taplin, Canida & Habacht, LLC, the subadviser to each Fund, and relinquish all portfolio management duties.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.